SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 7, 2005

CHEMBIO DIAGNOSTIC, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

(a)	On November 7, 2005 the Registrant issued the press release titled “Chembio Diagnostics, Inc. Reports 2005 Third Quarter Results” included herein as Exhibit 99.1.

ITEM 7.01. Regulation FD Disclosures.

(a)	On November 7, 2005 Chembio Presented a PowerPoint slide show at the Rodman & Renshaw Techvest included herein as Exhibit 99.2.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release titled “Chembio Diagnostics, Inc. Reports 2005 Third Quarter Results” issued November 7, 2005.
99.2	Chembio PowerPoint Slide Show Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 7, 2005       Chembio Diagnostics, Inc.

By:     /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer